VIKING MUTUAL FUNDS


           Supplement to the Statement of Additional Information dated April 30, 2009


The share certificates information under "Buying and Selling Shares" is replaced in its entirety with the following:


  Share certificates. We will credit your shares to your Fund account. We no longer issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, the holder may have to pay an insurance premium to replace it.

  Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


This supplement should be retained with your Statement of Additional Information for future reference.

	This supplement is effective as of May 11, 2009.